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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            _______________________

                                    FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               December 10, 1999

                                 Date of Report
                       (Date of earliest event reported)

                             RWD TECHNOLOGIES, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)


               Maryland                                         0-22145                         52-1552720
               --------                                         -------                         ----------
(State or Other Jurisdiction of Incorporation)          (Commission File Number)     (IRS Employer Identification No.)

            10480 Little Patuxent Parkway, Columbia, Maryland 21044
            -------------------------------------------------------
               (Address of Principal Executive Offices)  (ZIP Code)


       Registrant's telephone number, including area code: (410) 730-4377
                                                           --------------
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Item 5.  Other Events.

ANNOUNCEMENT OF RESIGNATION OF CHIEF FINANCIAL OFFICER

       On December 9, 1999, RWD Technologies, Inc. announed in a press release the resignation of Ronald E. Holtz as its Chief Financial Officer. Mr. Holtz also resigned his responsibilities as a Vice President, Secretary, and a Director of the Corporation.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.
              --------

              99.1  Press Release
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                                  SIGNATURES
                                  ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RWD TECHNOLOGIES, INC.

Date: December 10, 1999                   By: /s/ Robert W. Deutsch
                                              --------------------------
                                              Robert W. Deutsch
                                              Chairman of the Board and
                                                Chief Executive Officer
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                                 EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------

  99.1           Press Release